SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

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         Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material under Rule 14a-12


                         GOLDEN CYCLE GOLD CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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


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


                          GOLDEN CYCLE GOLD CORPORATION

                                1515 South Tejon

                        Colorado Springs, Colorado 80906

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 4, 2003

--------------------------------------------------------------------------------


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of GOLDEN CYCLE GOLD CORPORATION (the "Corporation"), a Colorado corporation, will be held on June 4, 2003, at 9:00 a.m. (local time), at the Sheraton Colorado Springs Hotel, 2886 South Circle Drive, Colorado Springs, Colorado, 80906, for the following purposes:


1. To consider amending the Corporation's Articles of Incorporation and By-Laws to establish a Board of Directors having three classes, with each class having an approximately equal number of members, and with one class to be elected each year for a term of three years; and


2. To consider amending the Corporation's Articles of Incorporation and By-Laws to provide that directors of the Corporation may be removed from office during their terms only for cause, and only by the affirmative vote of a majority of votes present or represented by proxy at a meeting called for the purpose of considering such removal; and


3. To consider amending the Corporation's Articles of Incorporation to include a "fair price" provision, requiring that any business combination involving the Corporation be approved by either a supermajority of the Corporation's shareholders or by the Board of Directors, or in the alternative, that all of the Corporation's stockholders receive consideration for their shares on fair and equal terms; and


4. To elect five (5) directors of the Corporation. If Proposal No. 1 for a classified Board of Directors is approved, the director elected to Class I would serve a term of one year; the two directors elected to Class II would serve a term of two years; and the two directors elected to Class III would serve a term of three years. If Proposal No. 1 is not approved, all five directors would serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified; and


5. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof;


all as more fully set forth in the accompanying Proxy Statement.


The Board of Directors has fixed the close of business on April 15, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. The books for transfer of shares of the Corporation will not be closed.

A copy of the Company's Annual Report for the fiscal year ended December 31, 2002 is enclosed herewith.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors,


Barbara E. Woodside
Corporate Secretary
April 15, 2003

                          GOLDEN CYCLE GOLD CORPORATION
                                1515 South Tejon
                        Colorado Springs, Colorado 80906
                           --------------------------

                                 PROXY STATEMENT
                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  June 4, 2003

     This proxy statement and the accompanying form of proxy are being mailed on or about April 30, 2003 to the holders of record on April 15, 2003 of the Corporation's Common Stock, without par value (the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders, or any adjournment thereof.

     Shares of Common Stock represented by properly executed proxies, if returned in time and not revoked, will be voted in accordance with instructions contained in the proxy. If no instructions are given with respect to any matter specified in the Notice of Annual meeting to be acted upon at the Annual Meeting, the proxy will be voted for amendments to the Corporation's Articles of Incorporation and By-Laws establishing a classified Board of Directors, with each of three classes of directors serving for a term of three years (Proposal
1); for amendments to the Corporation's Articles of Incorporation and By-Laws providing that directors may be removed from office only for cause, and only by the affirmative vote of a majority of the stockholders (Proposal 2); for the amendment of the Corporation's Articles of Incorporation to include a "Fair Price" provision (Proposal 3); and for the election of the nominees standing for election to the Board of Directors (Proposal 4). The Board of Directors is not aware of any other matters intended to be presented for action at the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting, or if other circumstances not now known make any of the nominees for election to the Board of Directors unable to serve, it is the intention of the persons named in the proxy to vote on such matters or for such other nominees, as the case may be, in their best judgment.

     A shareholder who has given a proxy has the power to revoke it by giving written notice of such revocation to the Corporation's Secretary at any time prior to the exercise of the proxy, or by requesting the return of the proxy at the Annual Meeting. A shareholder's presence at the Annual Meeting, without such written notice of revocation or request for return of the proxy, will not cause the proxy to be revoked. Any later dated proxy will revoke a proxy submitted earlier. SHAREHOLDERS WHO DO NOT INTEND TO BE PRESENT AT THE ANNUAL MEETING ARE URGED TO CONSIDER CAREFULLY THE INFORMATION IN THIS PROXY STATEMENT AND TO MARK, SIGN, DATE AND RETURN THEIR PROXIES AS SOON AS POSSIBLE. PROMPT RESPONSE IS HELPFUL.

     The cost of solicitation of proxies will be paid by the Corporation. In addition to solicitation of proxies by use of the mails, certain of the officers, directors and employees of the Corporation, without extra remuneration, may solicit proxies personally or by other communication facilities. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Corporation's Common Stock to forward proxy materials and annual reports to beneficial owners of such stock, and the Corporation will reimburse such record holders for their reasonable expenses incurred in providing such services.

     Pursuant to the Corporation's By-Laws, the Board of Directors has fixed the close of business on April 15, 2003 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were outstanding 1,908,450 shares of Common Stock. The presence in person or by proxy of the holders of a majority of the outstanding shares is necessary for a quorum. Each share of Common Stock entitles the holder thereof to one vote. Proposals 1, 2 and 3 require the affirmative vote of two-thirds of all shares present in person or represented by proxy at the Annual Meeting. Election of directors is by plurality vote. The Corporation's Articles of Incorporation and Bylaws do not permit cumulative voting for the election of directors. If Proposal No. 1 is adopted, then the nominee receiving the highest vote total for Class I will be elected to Class I, and the nominees receiving the highest vote totals for Classes II and III will be elected to their respective classes. If Proposal No. 1 is not adopted, then the five (5) nominees receiving the highest vote totals will be elected directors. Abstentions are counted as present in determining whether the quorum requirement is satisfied, but they have no other effect on voting for election of directors. Abstentions are the same as a vote against on other matters. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy ("broker non-votes"), those shares will be counted for quorum purposes; however, broker non-votes will not be included in the vote totals for any proposal and therefore will have no effect on the vote for any proposal (including the election of directors).

     The Annual Report of the Corporation for the year ended December 31, 2002 is enclosed herewith.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as to each person who, to the knowledge of the Board of Directors, was the beneficial owner of more than five (5%) of the Corporation's Common Stock outstanding as of April 15, 2003.

 Name and Address                     Number of Shares                  Percent
of Beneficial Owner                 Beneficially Owned(1)              of Class
-------------------                 ---------------------              --------

MIDAS Fund, Inc.                         392,900 (2)                     20.6%
11 Hanover Square
New York, NY  10005

Taki N. Anagnoston, M.D.                  98,443 (3)                      5.2%
700 R. West 6th Street
Gilroy, California 95020
--------------------------------------------------------------------------------

(1) To the best knowledge of the Corporation, except as indicated below, each beneficial owner has sole voting and investment power in respect of such shares.

(2) The information provided here is based on a report on Schedule 13G/A dated February 13, 2003.

(3) The indicated number of shares includes 69,416 shares held by a revocable retirement trust for the benefit of Dr. Anagnoston and of which Dr. Anagnoston is trustee, 13,850 shares held by a revocable trust for the benefit of Dr. Anagnoston's wife, of which he and his wife are trustees, 1,400 shares beneficially owned by Dr. Anagnoston's wife and 13,777 shares held by a partnership, of which Dr. Anagnoston and his wife are general partners.

GENERAL REASONS SUPPORTING THE ADOPTION OF AMENDMENTS TO THE ARTICLES OF INCORPORATION AND BY-LAWS DESIGNED TO ENCOURAGE PERSONS CONSIDERING TAKEOVER PROPOSALS TO NEGOTIATE WITH THE BOARD OF DIRECTORS.

     Proposals 1, 2 and 3 are designed to encourage persons considering a takeover of the Corporation to negotiate with the Corporation's Board of Directors prior to initiating takeover measures. Takeover attempts which have not been negotiated with and approved by the Board can seriously disrupt the business and management of companies and cause them great expense. Such attempts also may involve terms less favorable to all of the shareholders than would be available in a transaction negotiated and approved by the Board. Board-approved transactions, on the other hand, may be negotiated on terms designed to obtain maximum value for the Corporation and all of its shareholders, with due consideration given to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation, and maximum strategic deployment of the Corporation's assets. In addition, in the case of a proposal presented to the Board of Directors, there is a greater opportunity for the Board to thoroughly analyze the proposal and present that analysis to the shareholders in the most effective manner.

     Unsolicited or hostile takeover attempts are frequently structured in ways that the Board of Directors believes are not in the best interests of all shareholders. Although takeover attempts may be made at a price substantially above then-current market prices, they are sometimes made for less than all of the outstanding shares of a target corporation. As a result, shareholders may be presented with a choice between partially liquidating their investment at a time which may be disadvantageous, or retaining their investment in an enterprise which is under different management and whose objectives may be different from those of the remaining shareholders.


     For example, in a "two-tiered" offer, cash may be offered for a controlling interest in the target company's stock, but may then be followed by a merger or other transaction in which the remaining shares are acquired in exchange for cash, securities, or other consideration having a lower per-share value than the cash paid for the controlling interest. The Board of Directors believes that these two-tiered structures tend to force shareholders into making hasty decisions to sell their shares at the outset of a tender offer, for fear that they will receive a lower per-share value during the second step of the takeover. In addition to forcing all shareholders to consider selling their shares at a time when they may not be ready to sell, two-tiered transactions which include lower per-share values during the second step of the transaction are unfair to those shareholders who did not sell during the first step.

     In addition, hostile takeover attempts may be timed and designed to foreclose or minimize the possibility of more favorable competing bids, resulting in shareholders losing the opportunity to consider alternative proposals.

     ADVANTAGEOUS EFFECTS OF PROPOSALS 1, 2 AND 3.

     Proposals 1, 2 and 3, discussed in greater detail below, each contribute to avoiding the possible negative effects of hostile takeovers by encouraging potential acquirors to negotiate takeover transactions with the Board of Directors.

     Proposal 1, which would establish a classified board of directors with staggered terms, should provide continuity of experience on the Board of Directors. Proposal 1 also should make it more difficult for potential acquirors to discharge the entire Board quickly for the purposes of gaining immediate management control.

     Proposal 2, which would require that directors may be removed from office only for cause, should make it more difficult for a potential acquiror to replace the Corporation's directors simply to effect management control. If Proposal 1 and 2 are passed, control of the Corporation's Board of Directors could not be accomplished until the Board of Directors meeting held after the second annual general meeting following completion of the proposed takeover, assuming that none of the then-current directors leave the Board by death, resignation or other incapacity or disqualification.

     Under Proposal 3, the "fair price" amendment to the Articles of Incorporation, a takeover could be completed by a person who beneficially owns ten percent (10%) or more of the Corporation's common stock only if seventy-five percent (75%) of the outstanding shares of the Corporation (known as a "supermajority") vote in favor of the transaction. A supermajority shareholder vote would not be required to complete the transaction if it is first approved by the Board of Directors, or if the shareholders receive certain minimum consideration for their shares and certain procedural requirements designed to protect the Corporation and the shareholders are met.

     Proposals 1, 2 and 3 are not intended to prevent or impede a third party from acquiring the outstanding shares of the Corporation. Instead, taken together, these Proposals are intended to prevent abusive conduct on the part of a potential acquiror. In particular, unsolicited offers are severely discouraged if they do not have the support of the Board of Directors, or if they do not satisfy the fair price criteria, or if they do not have the support of a supermajority of the shareholders.

     POSSIBLE NEGATIVE EFFECTS OF PROPOSALS 1, 2 AND 3.

     The Board of Directors recognizes that takeover attempts which have not been negotiated with and approved by the Board of Directors do not always have the unfavorable effects or consequences described above. Unapproved tender offers and takeover attempts can provide the shareholders with considerable value for their shares, and may be made at times and under circumstances which are beneficial to and in the interest of shareholders. They are not always structured as two-tiered offers, and they will not necessarily be less advantageous than a transaction negotiated by the Board of Directors.

     While the board of Directors believes that Proposals 1, 2 and 3 offer substantial benefits to the shareholders, the shareholders should recognize that one effect of those provisions may be to discourage takeover attempts which are not approved by the Board, but which a substantial number, and perhaps even a majority, of the Corporation's shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over then-current market prices. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so. The Board believes that nothing in Proposal 1, 2 and 3 should prevent any person from making a tender offer to the Corporation's shareholders, or prevent any shareholder from accepting such an offer.

     In considering Proposals 1 and 2, shareholders also should be aware that the overall effect of these provisions is to make it more difficult for holders of a majority of the outstanding shares of Common Stock to accomplish a merger or takeover, or to change the composition of the Board of Directors and remove existing management, even in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent Directors for otherwise desire to make changes.

     Proposals 1, 2 and 3 could make it more difficult to mount a proxy contest for removing or replacing existing Directors or to take other actions to make a change in control of the Corporation which is opposed by the Directors. The proposals also would extend the period of time needed to effect such changes. The strengthened tenure and authority of the Board of Directors could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the shareholders.

     These provisions are also likely to increase the cost of attempting a takeover or change of control or removal or replacement of existing Directors, which may further discourage attempted takeovers or changes of control.

     CONCLUSION AND RECOMMENDATION OF THE BOARD OF DIRECTORS.

     Taking all factors into consideration, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Corporation and its shareholders. The Board also believes that it is in the best position to act effectively on behalf of the shareholders. Accordingly, the Board believes that the best interests of the Corporation and its shareholders would be served by encouraging potential acquirors to negotiate directly with the Board, and that Proposals 1, 2 and 3 will encourage such negotiations. Indeed, the Board believes that the existence of these provisions in the Articles of Incorporation and By-Laws should not discourage anyone from proposing a takeover at a price reflective of the Corporation's true value and which is in the best interests of all of its shareholders.

     The Directors have weighed these potential disadvantages, and have unanimously concluded that the potential benefits offered by Proposals 1, 2, and 3 to the shareholders outweigh the possible disadvantages.

     The proposals to amend the Articles of Incorporation and By-Laws do not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Corporation. While the Board of Directors and management may, from time to time, consider and evaluate potential acquisition or merger transactions, no tender offer, leveraged buyout or similar transaction involving change of control of the Corporation is now pending. Management also has no current intention to propose other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, although additional measures may be proposed if warranted from time to time in the judgment of the Board of Directors.

                                 PROPOSAL NO. 1

                   CREATION OF A CLASSIFIED BOARD OF DIRECTORS

     The Board of Directors believes that adoption of a "classified board" would be advantageous to the Corporation and its shareholders because it will tend to promote continuity and encourage persons seeking to control or influence the Corporation to negotiate with the Board of Directors.

     Colorado law specifically authorizes, but does not require, the adoption of a classified board with staggered terms, under which approximately one-third of the directors may be elected each year for a term of three years. The number of directors presently is fixed at five in accordance with the current By-Laws of the Corporation. The number of directors may be increased to as many as eleven, or decreased to as few as three, if all of the directors agree in writing to the change, or if a majority of the Board of Directors vote to change the number of directors at a regular or special meeting of directors at which a majority of the directors are present. Under the Corporation's By-Laws, should any vacancy occur on the Board, the remaining directors may fill the vacancy for the remainder of the full term held by the former director, or may reduce the number of directors.

     The Corporation proposes to divide the Board of Directors into three classes, with each class having a three-year term; except that, initially, the director elected to Class I will be subject to election for a three-year term at the annual meeting in 2004; the two directors in Class II will be subject to election for three-year terms at the annual meeting in 2005; and the two directors in Class III will be subject to election for a three-year term at the annual meeting in 2006. Thereafter, approximately one-third of the Directors would be elected annually. This is the case for all future elections, and is not occasioned by a change of control by the Corporation. The specific amendments to the Articles of Incorporation and By-Laws necessary to effect a classified Board of Directors are included as Attachment A to this Proxy Statement.

     The Corporation intends to nominate Robert Thul for election to Class I, and his term will expire at the Annual Meeting in 2004. Messrs. James C. Ruder and Thomas B. Winmill will be nominated for election to Class II, and their terms will expire at the Annual Meeting in 2005. Messrs. R. Herbert Hampton and Frank M. Orrell will be nominated to Class III, and their terms will expire at the Annual Meeting in 2006.

     The Corporation believes that a classified board promotes continuity on the Board which may be important to the interests of shareholders in the event of a takeover attempt. A classified board is more likely to provide continuity and experience because, under ordinary circumstances, at any one time one-third of the board would be in its second year of service and one-third would be in its third year. The Board of Directors is not aware of any problem experienced by the Corporation in the past with respect to continuity, but believes that a classified board should decrease the likelihood of any problems with respect to continuity which may arise in the future.

     Although the Board of Directors believes that a classified board of directors is advantageous to the Corporation and its shareholders, the Board recognizes that some shareholders might regard board classification as being disadvantageous. The classification of the Board of Directors, in combination with the restriction against removal of directors for reasons other than cause, as described in Proposal No. 2 below, may make it more difficult for a person desiring to acquire the Corporation to take immediate control of the Board. This is because an acquiror would be required to wait for two annual meetings to pass in order to replace a majority of the Directors, as compared with calling a special meeting or waiting for only one annual meeting under the existing Articles of Incorporation and By-Laws. The system of electing directors also makes it more difficult for shareholders to change the majority of Directors, even when the only reason for such a change may be the performance of the existing Directors.

     The affirmative vote of two-thirds of all shares present in person or represented by proxy at the Annual Meeting is required for the adoption of Proposal No. 1.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADOPTION OF PROPOSAL NO. 1 CREATING A CLASSIFIED BOARD OF DIRECTORS, WITH EACH CLASS SERVING TERMS OF THREE YEARS. PROXIES SOLICITED BY MANAGEMENT WILL BE VOTED FOR THIS PROPOSAL UNLESS A VOTE AGAINST THIS PROPOSAL OR AN ABSTENTION IS SPECIFICALLY INDICATED.

                                 PROPOSAL NO. 2

                       LIMITATION ON REMOVAL OF DIRECTORS

     Under Colorado law, the shareholders of a corporation may remove one or more of the directors, with or without cause, at any time unless the Articles of Incorporation specify that directors may only be removed for cause. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal. The Articles of Incorporation of the Corporation currently do not specify that the shareholders may remove a director from office only for cause.

     The Board of Directors believes that the benefit of having a classified board of directors could be lost if directors could be removed from office without cause. In order to preserve these benefits, the Board of Directors believes that the Articles of Incorporation and the By-Laws of the Corporation should be amended to permit removal of directors only for cause. This provision would prevent a substantial holder of shares from bypassing the intended protections afforded to shareholders through classification of directors by allowing them to remove directors earlier than the normal expiration of their terms. The provision also would require that removal of one or more directors be approved by a majority of the Corporation's shares present in person or by proxy at a meeting called for the purpose of considering removal of a director. The specific amendments to the Articles of Incorporation and By-Laws providing for removal of a director only for cause are included as Attachment A to this Proxy Statement.

     The affirmative vote of two-thirds of all shares present in person or represented by proxy at the Annual Meeting is required for the adoption of Proposal No. 2.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADOPTION OF PROPOSAL NO. 2 PERMITTING DIRECTORS TO BE REMOVED FROM OFFICE ONLY FOR CAUSE. PROXIES SOLICITED BY MANAGEMENT WILL BE VOTED FOR THIS PROPOSAL UNLESS A VOTE AGAINST THIS PROPOSAL OR AN ABSTENTION IS SPECIFICALLY INDICATED.


                                 PROPOSAL NO. 3

                              FAIR PRICE PROVISION

     The Corporation's Directors have unanimously determined that a "Fair Price" provision should be included in the Corporation's Articles of Incorporation, both to encourage potential acquirors to negotiate with the Board of Directors, and to protect shareholders from being treated unfairly in a merger or other business combination with persons who own a substantial amount of the Corporation's stock. As more completely described below, the Fair Price provision applies to mergers, sales of substantially all the assets of the Corporation, and certain other types of business combinations ("Business Combinations") with persons holding 10% or more of the voting stock of the Corporation (a "Related Person"). Generally, the Fair Price provision requires that all shareholders receive a minimum value for their shares--not less than the amount paid by the Related Person for his shares--in a Business Combination. If the requirements of the Fair Price provision are not satisfied, then, with certain limited exceptions, the Business Combination must be approved either by the Board of Directors, or by both the holders of not less than seventy-five percent (75%) of the total voting power and also by holders of a majority of the voting power who are independent of the Related Person.

PRINCIPAL REASONS FOR ADOPTING A FAIR PRICE PROVISION

     There have been many instances where one corporation takes over another in a two-tiered transaction. These transactions typically involve a tender offer for cash at a high price for a portion of the target company's shares, followed by a cash buyout of the remaining shares or a merger in which securities are issued in exchange for the remaining shares. In some of these transactions, the cash paid for the remaining shares, or the value of the securities issued in exchange for the remaining shares, has had a value substantially below the cash paid in the initial tender offer. Some tender offers have been structured as two-tiered transactions with an expressly lower value at the second step for the purpose of coercing shareholders to tender their shares in the initial tender offer. This structure pressures shareholders to sell during the first step of the transaction for fear that they will suffer a financial disadvantage if the tender offer is successful and they are only able to participate in the lower-valued second step. This may be unfair to shareholders both because it forces them to make hasty decisions to sell at a time when they might otherwise not consider selling, and because similarly situated shareholders may be treated differently in the first and second steps of the transaction. In some instances, tender offers have been made for part of the target's outstanding stock, followed some time later by a merger offer, where the intervening period has seen substantial changes in company philosophy, dividend policy, financial performance, economic conditions, and other events which have diminished the market value of the shares in the hands of the public.

     The Board of Directors recognizes that not all two-tiered tender offers or other two step transactions are intended to pressure shareholders into hasty decisions or to disadvantage some shareholders relative to others. However, taking all factors into consideration, the Board believes that it is appropriate to take action to reduce the possibility of unfair two-tiered transactions. The Fair Price provision is being proposed for the purpose of discouraging these types of transactions.

TERMS OF PROPOSED FAIR PRICE PROVISION

     The following is a brief summary of the proposed Fair Price provision which, if approved by the shareholders, will be included in the Corporation's Articles of Incorporation. This summary does not purport to be complete, and the shareholders are referred to Attachment B to this Proxy Statement, which contains the full text of the proposed Fair Price provision.

     Two defined terms are important to understand the Fair Price provisions. "Related Person" includes any person who, together with any Affiliate or Associate (as defined), beneficially owns (or within the preceding five years owned) 10% or more of the outstanding common stock of the Corporation. A "Business Combination" includes mergers, reorganizations, and certain sales of assets, issuances of securities, mortgages and leases, as well as a variety of other transactions involving the securities or assets of the Corporation.

     The Fair Price provision requires that any Business Combination between the Corporation and a Related Person (or other persons related to Related Persons) meet certain alternative criteria. If none of these alternative criteria are met, the transaction must be approved by (1) holders of not less than seventy-five percent (75%) of the total voting power of the Corporation entitled to vote on the matter (i.e., a "supermajority" of the voting power), and (2) holders of not less than a majority of the voting power held by persons other than the Related Person and its Affiliates and Associates.

     Presently, the Corporation knows of only one person or entity that is a "Related Person." According to information on file with the Securities and Exchange Commission, Midas Fund, Inc. beneficially owns approximately 20.59% of the outstanding common stock of the Corporation. This amount, by itself, is not sufficient to exercise veto power over a Business Combination submitted to a vote of the stockholders.

     The alternative criteria, one of which must be met to avoid the supermajority voting requirements, are the following:

          (a) A supermajority vote is not required if the Business Combination is approved by eighty percent (80%) of the Board of Directors of the Corporation before the Related Person has acquired any stock in the Corporation.

          (b) A supermajority vote is not required if (i) eighty percent (80%) of the Board of Directors approves a person's acquisition of sufficient stock to become a Related Person, (ii) the person then acquires that stock, thereby becoming a Related Person, and (iii) the Business Combination is then considered for the first time by the Board of Directors.

          (c) A supermajority vote is not required if the Business Combination is solely between the Corporation and one of its subsidiaries, if all shareholders are treated equally.

          (d) If the transaction does not meet any of these three exceptions, a supermajority vote still is not required if all of the following four conditions are satisfied:

               (i) The per share consideration to be received in the Business Combination by all holders of Common Stock (other than the Related Person) is not less than the higher of: (1) the highest per share price paid by the Related Person in acquiring any of its stockholding in the Corporation, or (2) the highest Fair Market Value (as defined) per share on any date within one year preceding (A) the date that the Related Person became a Related Person, or (B) the first public announcement of the Business Combination, whichever date is later; or
          (3) the highest per share book value reported at the end of the three fiscal quarters preceding the date on which the Related Person became a Related Person; and

               (ii) The consideration to be received by the shareholders in the Business Combination is cash; or if not cash, then the same form of consideration as was paid by the Related Person for his acquisition of the Corporation's securities; and

               (iii) After becoming a Related Person and prior to completing the Business Combination, (1) the Related Person must not have acquired any newly issued shares of stock from the Corporation (except upon compliance with the provisions of the Fair Price provisions or as a result of a pro rata stock dividend or stock split), and (2) the Related Person must not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the Corporation, or made any major change in the Corporation's business or equity capital structure; and

               (iv) A proxy statement meeting the requirements of the federal securities laws must be delivered to the shareholders for the purpose of soliciting shareholder approval of the Business Combination. The proxy statement must also contain (1) any recommendation as to the advisability of the Business Combination which any director may choose to state, and (2) the opinion of a reputable investment banking firm as to the fairness of the terms of such Business Combination from the point of view of the remaining public shareholders of the Corporation. The investment banking firm must be engaged solely on behalf of the public shareholders and must be selected by a majority of any directors who are independent of the Corporation.

     The Fair Price provision further provides that if there is a Related Party, the Fair Price provision cannot be amended or repealed unless the amendment or repeal is approved by at least seventy-five (75%) of the total voting power and also by holders of a majority of the total voting power who are independent of the Related Party. The purpose of this provision is to prevent circumvention of the protective provision by someone who owns a substantial percentage of stock and who would like to eliminate the protection afforded by the Fair Price provision.

     The Fair Price provision is designed to protect shareholders in the context of a two-tiered transaction, where a tender offer for a portion of the stock is followed by a second transaction. In this case, independent shareholder approval will be required unless the value given in the second transaction is at least equal to that given in the first transaction, or unless the transaction is first approved by the Board of Directors. The Fair Price provision prevents shareholders from being coerced into accepting the first part of a two-step transaction for fear of being treated unfairly in the second part.

     The Fair Price provision is not, however, designed to otherwise prevent or discourage tender offers or other proposals for Business Combinations. The Fair Price provision will not prevent tender offers, mergers or similar transactions which meet all four fair price conditions (including the condition that all shareholders receive substantially the same price for their shares) or those which the Board of Directors has approved in advance. Except for the limited restrictions on certain specified Business Combinations, the Fair Price provision will not prevent a holder of a controlling interest from exercising control over the Corporation or prevent that holder from increasing his share ownership. The existence of the Fair Price provision may, however, tend to encourage persons seeking control of the Corporation to negotiate the terms of a proposed Business Combination with the Corporation's Board of Directors before launching an unsolicited tender offer.

     POSSIBLE NEGATIVE CONSIDERATIONS. The effect of the Fair Price provision may be to deter a future takeover attempt which the Board has not approved, but which a majority of the shareholders may deem to be in their best interests, or in which shareholders may receive a premium for their shares over the then-current market value. Adoption of the Fair Price provision also may make it more difficult to obtain shareholder approval of Business Combinations with persons who are "Related Persons," even if approved by the Directors and favored by a majority of the shareholders. For example, a transaction which does not meet the minimum price requirement, but which is favored by the Board and a majority of shareholders, could still fail because it fails to gain approval by both seventy-five percent (75%) of the total voting power and by holders of a majority of the stock held by persons who are independent of the Related Person. And since the Fair Price provision cannot be amended if there is then a Related Person unless it is approved by seventy-five percent (75%) of the total voting power and a majority of the voting power independent of the Related Person, this may prevent the Corporation from eliminating the provision even though the elimination is approved by a majority of the Directors and shareholders. In the absence of a Fair Price provision, the vote of a majority of the voting power of the outstanding stock of the Corporation would be sufficient to approve certain of the transactions described above, such as a merger, consolidation or sale of substantially all of the Corporation's assets.

     The affirmative vote of two-thirds of all shares present in person or represented by proxy at the Annual Meeting is required for the adoption of Proposal No. 3.

     THE DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMEND A VOTE FOR PROPOSAL NO. 3 FOR INCLUSION OF THE FAIR PRICE PROVISION IN THE ARTICLES OF INCORPORATION. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A VOTE AGAINST THIS PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.


                                 PROPOSAL NO. 4

                              ELECTION OF DIRECTORS

     Pursuant to the By-Laws of the Corporation, the Board of Directors has fixed the number of Directors at five. Historically, the entire Board of Directors has been elected at each annual meeting of shareholders, and each Director has been elected to serve until the next succeeding annual meeting and until his successor is elected and qualifies.

     During 2002, the Board of Directors consisted of Messrs. Orville E. Anderson, Melvin L. Cooper, Rex H. Hampton, R. Herbert Hampton, and Frank M. Orrell. These directors met three (3) times. Each director attended 75% or more of the total meetings of the Board and any committee of which he is a member. On April 14, 2003, the Board of Directors established a mandatory retirement age of 75 years for directors of the Corporation. Accordingly, no person who has attained the age of 75 on or before the date of the Annual Meeting at which such person would be elected may stand for election to the Corporation's Board of Directors. Because of the newly established policy, Messrs. Orville E. Anderson, Melvin C. Cooper and Rex H. Hampton may not stand for election at the 2003 Annual Meeting. The Board of Directors' action concerning a mandatory retirement age for directors has been incorporated into the proposed amendments to the Corporation's Articles of Incorporation and Bylaws, and the specific provisions are included in Attachment A to this Proxy Statement.

     If Proposal No. 1 for a classified Board of Directors is adopted, then the Corporation intends to nominate one director for election to Class I. This director would serve until the Annual Meeting in 2004, at which time he may stand for election to a three-year term. The Corporation also will nominate two directors for election to each of Classes II and III. These directors would serve until the Annual Meetings in 2005 and 2006, respectively. At the Annual Meeting in 2005, the Class II directors may stand for election to a three-year term. And at the Annual Meeting in 2006, the Class III directors may stand for election to a three-year term.

     If Proposal No. 1 is adopted, the Corporation intends to nominate Robert Thul to stand for election to Class I, and his term will expire at the Annual Meeting in 2004. Messrs. James C. Ruder and Thomas B. Winmill will be nominated to stand for election to Class II, with their terms to expire at the Annual Meeting in 2005. Messrs. Frank M. Orrell and R. Herbert Hampton will be nominated to Class III, with their terms to expire at the Annual Meeting in 2006.

     If Proposal No. 1 is not adopted, then Messrs. Rex H. Hampton, Frank M. Orrell, James C. Ruder, Thomas B. Winmill, and Robert Thul will stand for election to one-year terms ending at the Annual Meeting in 2004.

     The following table sets forth certain information with respect to each nominee.

                                                                                          Shares of Common
Name of Nominee                                                                          Stock Beneficially         Percent
Age (Year First                                                                             Owned as of              of Class
Became Director)                           Principal Occupation (1)                       April 15, 2003(2)       Outstanding(3)
----------------           ---------------------------------------------------------     ------------------       --------------
R. Herbert Hampton         President and Chief Executive Officer of the Corporation           35,102(4)               1.8%
Age 56 (1999)              since April 1999; Vice President, Finance from
                           August 1, 1993 to April 1999; Secretary Treasurer of
                           the Corporation from May 1994 to April 1999; and an
                           employee of the Corporation since October 1, 1992.
                           Mr. Hampton served as a Lieutenant Colonel, U.S.
                           Army, for more than five years prior to joining the
                           Corporation.

Frank M. Orrell            Chairman of the Board of Mother Lode Gold Mines                    42,060(5)               2.1%
Age 70 (1989)              Consolidated since 1978 and Chief Executive Officer
                           thereof since 1985; formerly a registered representative
                           with Orrell and Company, Inc., a stock brokerage firm,
                           through April 1991; Chairman of the Board of Pacific
                           Far East Minerals, Inc. since July 1996.

James C. Ruder             Private Security Analyst and Investor; Chairman of the
Age 73 (2003)              Board of Golden Cycle Gold Exploration since June                     200                 0.01%
                           2002; formerly owner-operator of Fruitland Trading
                           Company from 1971 through 1978; owner-operator of
                           Hermosa Orchards from 1963 to 1968; partner in
                           Mountain Drilling Company from 1970 - 1975.  Mr. Ruder
                           was a contracting officer for Air  Research & Development
                           Command from 1953 to 1955; The Martin Company from
                           1956 - 1959; and The Lockheed Company from 1959 to
                           1961.

Robert Thul                Independent Certified Public Accountant, President of                  30(6)              0.00%
Age 50 (2003)              Robert T. Thul, CPA, PC, a public accounting firm since
                           June 1985.  Director of Tri-County Easter Seals Society
                           from 1975 through 2001.  Secretary/Treasurer of Golden
                           Cycle Corporation from 1978 through 1983.

Thomas B. Winmill          Chief Executive Officer of Midas Fund, Inc. since 1995;                0(7)                 0%
Age 43 (2003)              President since 1999; Co-President since 1995; and Portfolio
                           Manager since 2002.  President of  Winmill & Co.
                           Incorporated since 1999; Co-President since 1994; and
                           Director since 1989.  President of Bexil Corporation since
                           1999; Co-President and Director since 1996.  President of
                           Global Income Fund, Inc. since 1999; Co-President and
                           Director since 1996.   President and Director of Internet
                           Growth Fund, Inc. since 2002.  President of Tuxis
                           Corporation from 1999 to 2002; Co-President from 1996
                           to 1999; and Director since 1996.  President of Dollar Reserves since 1999; Co-President and Director since 1993.  President of
                           Midas Special Equities Fund, Inc. since 1999; Director since
                           1996 and Co-President since 1994.

--------------------------------------------------------------------------------

(1) The occupation listed constitutes the principal occupation or employment of the referenced individual for at least the past five (5) years, except as otherwise indicated. Correspondence for nominees may be sent to the Company. The address of the persons named in the chart above is c/o Golden Cycle Gold Corporation, 1515 South Tejon, Suite 201, Colorado Springs, Colorado 80906.

(2) Except as noted below, each beneficial owner has sole voting power and sole investment power.

(3) Based on 1,908,4500 shares of Common Stock issued and outstanding as of April 15, 2003. Shares issuable within 60 days from the date of this Proxy Statement upon exercise of options issued to each Director are treated as outstanding for the purpose of computing the percentage ownership of such Director.

(4) Includes 35,000 shares issuable to Mr. R. Herbert Hampton upon exercise of options.

(5) Includes 400 outstanding shares beneficially owned by Mr. Orrell's wife, 6,660 outstanding shares held by a revocable retirement trust for the benefit of Mr. Orrell's wife and 35,000 shares issuable to Mr. Orrell upon exercise of options.

(6)  Includes 10 shares owned by Mr. Thul's wife.

(7)  Mr. Winmill is President of Midas Fund Inc. which owns 392,000 shares.


     As of April 15, 2003, the officers and directors of the Corporation as a group beneficially owned 77,482 shares of Common Stock or approximately 3.9% of such class. The number of shares of Common Stock owned by officers and directors of the Corporation includes an aggregate of 70,000 shares of Common Stock which the officers and directors have the right to acquire within 60 days from the date of this Proxy Statement upon the exercise of options, which shares are treated as outstanding for the purpose of computing the percentage of outstanding shares of Common Stock owned by officers and directors as a group.


INFORMATION CONCERNING EXECUTIVE OFFICERS

     The Corporation's executive officers are Orville E. Anderson, Chairman of the Board, R. Herbert Hampton, President, Chief Executive Officer and Treasurer, and Barbara E. Woodside, Corporate Secretary. Mr. R. Herbert Hampton is the son of Rex H. Hampton, a director and former officer of the Corporation.

COMMITTEE OF THE BOARD OF DIRECTORS

     Pursuant to Paragraph 16 of the Corporation's By-Laws, the Board of Directors has created an Audit Committee, comprised of Messrs. Frank M. Orrell (Chairman), Orville E. Anderson and Melvin L. Cooper, which is empowered to supervise the auditing of the accounts of the Corporation. Its primary duties and responsibilities are to: monitor the integrity of the Corporation's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; monitor the independence and performance of the Corporation's independent auditors; provide an avenue of communication among the independent auditors, management and the Board of Directors; and performing other duties and functions deemed appropriate by the Board. The Audit Committee met four (4) times during 2002 and was in complete compliance with its charter.

     This section concerning the Audit Committee is not "soliciting material," is not deemed "filed" with the Commission, and is not to be incorporated by reference in any filing of the Corporation under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

     The Board does not have a formal nominating committee or compensation committee; rather, the Board of Directors performs this function.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     Election of directors is by plurality vote. If Proposal No. 1 is adopted, then the nominee receiving the highest vote total for Class I will be elected to Class I, and the nominees receiving the highest vote totals for Classes II and III will be elected to their respective classes. If Proposal No. 1 is not adopted, then the five (5) nominees receiving the highest vote totals will be elected directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 4 FOR THE ELECTION OF ALL OF THE FOREGOING NOMINEES. PROXIES SOLICITED BY MANAGEMENT WILL BE VOTED FOR ALL NOMINEES UNLESS A VOTE AGAINST ONE OR MORE NOMINEES OR AN ABSTENTION IS SPECIFICALLY INDICATED.


EXECUTIVE COMPENSATION

                           Summary Compensation Table

     The following table sets forth information on the compensation earned by Mr. R. Herbert Hampton, the current Chief Executive Officer. The Chief Executive Officer is the highest paid officer of the Corporation:

                                                                           Long Term Compensation
                                                                 -----------------------------------------

                                      Annual Compensation                   Awards               Payouts
                                -------------------------------    --------------------------  -----------
                                                      Other                       Securities                       All
      Name and                                        Annual       Restricted     Underlying                      Other
      Principal                                       Compen-         Stock        Options/        LTIP          Compen-
      Position         Year     Salary($)  Bonus($)   sation($)     Awards($)       SARs(#)     Payouts($)      sation($)
      --------         ----     ---------  --------   ---------     ---------       -------     ----------      ---------
R. Herbert Hampton     2002      $82,483      --         --            --            5,000          --             --
President, Chief       2001       78,602      --         --            --            5,000          --             --
Executive Officer      2000       76,315      --         --            --            5,000          --             --
and Treasurer

                        Option Grants During Fiscal 2002

     The following table sets forth information related to options granted to Mr. Hampton during fiscal 2002.

                                                                                         Potential Realizable
                                                                                           Value at Assumed
                                                                                           Annual Rates of
                                                                                             Stock Price
                                        % of Total                                         Appreciation for
                                     Options Granted     Exercise or                       Option Term (2)
                        Options        to Employees       Base Price      Expiration     --------------------
Name                   Granted(1)      Fiscal Year         ($/sh)            Date            5%       10%
----                   ----------    ---------------     -----------      ----------     ---------  ---------
R. Herbert Hampton       5,000            100%             $11.65         6/4/2012        $36,633    $92,385


(1) Option granted under the 2002 Stock Option Plan. The exercise price of the option was equal to the fair market value of a share of Common Stock on the date of grant and may be paid in cash or with shares of the Common Stock owned by the optionee. The option is exercisable for a period of ten years from the date of grant unless the optionee resigns, retires or dies, in which case the right to exercise the option is limited.

(2) The values set forth in this column represent the gain which would be realized by the optionee assuming (i) the option is exercised on its expiration date, and (ii) the value of a share of Common Stock has increased annually by a rate of 5% and 10%, respectively, during the term of the option. These growth rates are prescribed by the rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation for the Corporation's Common Stock.


                    Aggregate Option Exercises in Fiscal 2002 and Fiscal Year-End Option Values

     The following table sets forth certain information with respect to the value of stock options held by Mr. R. Herbert Hampton at fiscal year end.


                                                             Number of Securities            Value of Unexercised
                                                            Underlying Unexercised               In-the-Money
                             Shares                          Options at FY-End (#)          Options at FY-End ($)(1)
                           Acquired on       Value        ----------------------------    ------------------------------
Name                        Exercise       Realized ($)   Exercisable    Unexercisable    Exercisable      Unexercisable
----                       -----------     ------------   -----------    -------------    -----------      -------------
R. Herbert Hampton             --              --           35,000            --           $202,075             --



(1) Mr. Hampton holds options entitling him to purchase 35,000 shares of the Corporation's Common Stock. The exercise prices for those options were all less than $13.50 per share (the fair market value of a share of the Corporation's Common Stock on December 31, 2002 on the Pacific Exchange).



EQUITY COMPENSATION PLAN INFORMATION

The following table shows information for all equity compensation plans:

                                                                                             Number of Securities
                                                                                            Remaining Available for
                                                                                             Future Issuance Under
                                Number of Securities to be    Weighted-Average Exercise    Equity Compensation Plans
                                  Issued Upon Exercise of       Price of Outstanding         (Excluding Securities
                                   Outstanding Options,         Options, Warrants and       Reflected in the First
        Plan Category               Warrants and Rights                Rights                       Column)
        -------------
Equity Compensation Plans
Approved by Security Holders
                                           35,000                         7.73                       20,000
Equity Compensation Plans Not
Approved by Security Holders
      ----------                                0                            0                            0
         Total                             35,000                         7.73                       20,000


COMPENSATION OF DIRECTORS

     The compensation payable to directors is established periodically by the Board. During 2002, each non-management director was paid a fee in the amount of $3,000 per meeting attended. For 2003, each non-management member of the Board will be paid a fee of $3,000 for each regular meeting attended. Directors are also entitled to reimbursement of expenses incurred in connection with such attendance. Members of the Audit Committee are entitled to a fee of $350 for each formal committee meeting.

     Under the terms of the 2002 Stock Option Plan, on June 4th of each year, each director and executive officer of the Corporation will automatically receive an option to purchase 5,000 shares of the Corporation's Common Stock at an exercise price equal to the fair market value of such stock on such date, until such director or executive officer has received options to purchase an aggregate of 25,000 shares of Common Stock under such plan. To date, options to purchase 25,000 shares of the Corporation's Common Stock have been granted under the plan and are currently outstanding.

EMPLOYMENT CONTRACTS

     The Company has a three-year employment contract with its president that pays an annual salary of $85,000, adjusted annually by the consumer price index, and expires on August 1, 2005. This contract was filed as Exhibit 10.3 to the Annual Report to the SEC on Form 10-K for the year ended December 31, 2002.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors periodically considers and establishes executive compensation. During the year ended 2002, Messrs. Anderson, Cooper and Orrell participated in deliberations resulting in the Employment Contract, above, for Mr. R. Herbert Hampton.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Corporation's directors, executive officers and 10% shareholders are required to file with the Securities and Exchange Commission and the Pacific Exchange reports of ownership and changes in ownership of the Corporation's Common Stock. Copies of such forms are required to be furnished to the Corporation. Based solely on its review of the copies of such reports, or written representations that no reports were required, the Corporation believes that during 2002, its directors, executive officers and 10% shareholders complied with the Section 16(a) requirements.


                          GOLDEN CYCLE GOLD CORPORATION
                            AUDIT COMMITTEE REPORT(1)

     The Golden Cycle Gold Corporation Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee has three members, each of whom is "independent" as defined by applicable SEC and auditing standards. The Committee operates under a written charter, adopted by the Board mid-year 2000.

     The Committee assists the Board of Directors by overseeing the 1) integrity of the Company's financial reporting and internal control, 2) independence and performance of the Company's independent auditors, 3) and provides an avenue of communication between management, the independent auditors, and the Board of Directors.

     In the course of providing its oversight responsibilities regarding the 2002 financial statements, the Committee reviewed the 2002 audited financial statements, which appear in the 2002 Annual Report to Shareholders, with management and the Company's independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.



-------------------------
(1) The Audit Committee Report is not "soliciting material," is not deemed "filed" with the Commission, and is not to be incorporated by reference in any filing of the Corporation under the Securities Exchange Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

     The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61 (Codification of Statements on Auditing Standards, AU 380), as modified or supplemented. The Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

     The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. During the year 2002 the Committee met with the independent auditors four times.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the SEC on Form 10-K for the year ended December 31, 2002.


SUBMITTED BY THE FOLLOWING MEMBERS OF THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS:

Frank M. Orrell (Chairman)       Orville E. Anderson            Melvin L. Cooper


AUDIT FEES

     The fees paid by the Corporation to KPMG LLP for services provided in 2002 and 2001 were as follows:


                                                      2002              2001
                                                      ----              ----
     Audit Fees                                     $31,100           $22,000
     Corporate Tax Preparation Fee                    8,500             8,500


     The Audit Committee has determined that the provisions of tax preparation services by KPMG, LLP is compatible with maintaining the independence of KPMG, LLP.


PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the price of the Company's Common Stock to (i) the Standard & Poor's 500 Stock Index and (ii) the Standard & Poor's Gold Index, each for the period of five fiscal years, commencing December 31, 1997 and ended December 31, 2002.

                     Cumulative Value of a $100 Investment
                       Assuming Reinvestment of Dividends


                                [GRAPH OMITTED]


                             Dec-97   Dec-98   Dec-99   Dec-00   Dec-01   Dec-02
                             ------   ------   ------   ------   ------   ------

Golden Cycle Gold Corp.       $100     $104     $ 90     $ 76     $ 74     $197

S&P(c) 500                    $100     $129     $156     $141     $125     $ 97

S&P(c) Gold Index*            $100     $ 88     $ 84     $ 70     $ 79     $100


* Barrick Gold Corp., Newmont Mining Corporation, Placer Dome, Inc.


     The stock price performance for the Company's Common Stock is not necessarily indicative of future performance.

          SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

     A Shareholder proposal to be presented at the 2004 Annual Meeting of Shareholders must be received at the Corporation's office at 1515 South Tejon, Suite 201, Colorado Springs, Colorado 80906, no later than December 15, 2003 in order to be included in the proxy materials for that meeting. The Corporation is not required to include in its proxy statement a form of proxy or stockholder proposal that was received after that date or otherwise fails to meet the requirements for stockholder proposals established by resolutions of the Securities and Exchange Commission.


                                              By Order of the Board of Directors



Colorado Springs, Colorado                    Barbara E. Woodside
April 28, 2003                                Corporate Secretary

                                  ATTACHMENT A
        Proposed Amendments to the Articles of Incorporation and By-Laws
      (Classified Board of Directors; Removal of Directors Only for Cause)

               PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION

If Proposals 1 and 2 are adopted by the Corporation's stockholders, Article VII of the Corporation's Articles of Incorporation will be deleted in its entirety and replaced with the following:

                                   ARTICLE VII

     The governing board of this corporation shall be known as the Board of Directors, and the number of directors may from time to time be increased or decreased in such manner as is provided in the by-laws of this corporation, provided that the number of directors shall not be reduced to less than three.

     The Board of Directors shall be divided into three classes, enumerated Class I, Class II, and Class III, as nearly equal in number of directors as possible, with the term of office of the directors of one class expiring each year. Each director shall be elected to serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided, however, that the director first elected to Class I shall serve for a term ending on the date of the annual meeting of stockholders in calendar year 2004, the directors first elected to Class II shall serve for a term ending on the date of the annual meeting of stockholders in calendar year 2005, and the directors first elected to Class III shall serve for a term ending on the date of the annual meeting of stockholders in calendar year 2006.

     In the event of any change in the authorized number of directors, the Board of Directors shall apportion any newly created directorships to, or reduce the number of directorships in, such class or classes as shall, so far as possible, equalize the number of directors in each class. If, consistently with the rule that the three classes shall be as nearly equal in number of directors as possible, any newly created directorship may be allocated to more than one class, the Board of Directors shall allocate it to the class the terms of office of which are due to expire at the latest date following such allocation.

     Each director shall serve for a term continuing until the annual meeting of stockholders at which the term of the class to which he was elected expires and until his successor is elected and qualified or until his earlier death, resignation or removal.

         Any vacancies in the Board of Directors for any reason, including any newly created directorships resulting from any increase in the number of directors, may be filled by the Board of Directors in such manner as is provided in the by-laws of this corporation; and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.

     No person who has attained the age of seventy-five (75) on or before the date of the annual meeting of stockholders at which such person would be elected may be nominated or stand for election to the Board of Directors.

     A director may be removed from office only for cause, and only by the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at a meeting called for the purpose of considering the removal of such director.

                        PROPOSED AMENDMENT TO THE BY-LAWS

If Proposals 1 and 2 are adopted by the Corporation's stockholders, Paragraph 10 of the Corporation's By-Laws will be deleted in its entirety and replaced with the following:

     10. The directors shall be elected at the annual meetings of the stockholders. The Board of Directors shall be divided into three classes of directors elected for a term of three years. Initially, Class I shall consist of one director who shall be elected for a term of one year; Class II shall consist of two directors who shall be elected for a term of two years; and Class III shall consist of two directors who shall be elected for a term of three years. Directors need not be stockholders nor residents of the State of Colorado. No person who has attained the age of seventy-five (75) on or before the date of the annual meeting of stockholders at which such person would be elected may be nominated or stand for election to the Board of Directors. A director may be removed from office only for cause, and only in compliance with the Corporation's Articles of Incorporation.

                                  ATTACHMENT B
               Proposed Amendment to the Articles of Incorporation
                             (Fair Price Provision)

If Proposal 3 is adopted by the Corporation's stockholders, the Corporation's Articles of Incorporation will be amended to add Articles XIV, XV and XVI, as follows:

                                   ARTICLE XIV

     The approval of any "Business Combination" (as defined in Article Fifteen hereof) of the Corporation with any "Related Person," (as defined in Article Fifteen hereof) shall require both: (i) the affirmative vote of the holders of not less than seventy-five percent (75%) of the total voting power of all outstanding shares of stock of the Corporation having the right to vote in respect of such Business Combination, and (ii) the affirmative vote of the holders of not less than a majority of the voting power of all outstanding shares of stock so entitled to vote held by stockholders other than such Related Person and its Affiliates and Associates (as defined in Article Fifteen hereof); provided, however, that the voting requirements of clauses (i) and (ii) above shall not apply if one of the conditions set forth in sub-Paragraphs (A), (B),
(C), or (D) below is satisfied:

     (A) The Business Combination was approved by the affirmative vote of eighty percent (80%) the Board of Directors of the Corporation prior to the time the Related Person first became a Related Person; or

     (B) The Business Combination was approved by the Board of Directors of the Corporation after the time the Related Person first became a Related Person; but only if such Related Person, prior to his becoming a Related Person, obtained the approval of eighty percent (80%) of the Board of Directors of the Corporation to his becoming a Related Person; or

     (C) The Business Combination is solely between the Corporation and another corporation, fifty percent (50%) or more of the voting stock of which is owned by the Corporation and none of which is owned by a Related Person; provided that each stockholder of the Corporation receives the same type of consideration in such transaction as every other stockholder in proportion to his stockholdings, and each stockholder of the Corporation receives or retains common stock in the surviving corporation or in any other corporation which is a party to such Business Combination; or

     (D) All of the conditions set forth in sub-Paragraphs D(1), D(2), D(3) and D(4) below are satisfied:

          (1) The cash or Fair Market Value of the property, securities or other consideration to be received per share by all stockholders of the Corporation in the Business Combination is not less than the higher of:

               (a) the highest per share price (including brokerage commissions, soliciting dealers' fees, dealer-management compensation, and other expenses, including, but not limited to, costs of newspaper advertisements, printing expenses and attorneys' fees) paid by such Related Person in acquiring any of its stockholdings in the Corporation; or

               (b) the highest Fair Market Value per share of the stock being acquired in the Business Combination as of any date within the one-year period preceding: (i) the date on which the Related Person became a Related Person; or (ii) the date of the first public announcement of the proposed Business Combination, whichever date is later; or

               (c) the highest per share book value of the stock being acquired in the Business Combination as reported at the end of the three fiscal quarters which preceded the date on which the Related Person became a Related Person; and

          (2) The consideration to be received by the stockholders shall be cash or in the same form as previously paid by or on behalf of the Related Person in connection with its direct or indirect acquisition of common stock of the Corporation. If the consideration so paid varied as to form, the form of consideration to be paid to the Corporation's shareholders in connection with the Business Combination shall be either cash or that form used by the Related Person to acquire the largest number of shares of common stock of the Corporation previously acquired by the Related Person; and

          (3) After becoming a Related Person and prior to consummation of such Business Combination:

               (a) such Related Person shall not have acquired any newly issued shares of capital stock, directly or indirectly, from the Corporation (except upon compliance with the provisions of this Article Fourteen or as a result of a pro-rata stock dividend or stock split or other recapitalization); and

               (b) such Related Person shall not have received the benefit, directly or indirectly (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial assistance, tax credits or other tax advantages provided by the Corporation, or made any major changes in the business or equity capital structure of the Corporation; and

          (4) A proxy statement meeting the requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, whether or not the Corporation is then subject to such requirements, shall be mailed to the Corporation's stockholders at least thirty (30) days prior to the consummation of such Business Combination for the purpose of soliciting stockholder approval of such Business Combination and shall contain, prominently displayed, (a) any recommendations as to the advisability (or inadvisability) of the Business Combination which any member of the Board of Directors may choose to state, and (b) the opinion of a reputable investment banking firm as to the fairness (or not) of the terms of such Business Combination, from the point of view of the stockholders of the Corporation who are not Related Persons or their Affiliates or Associates (such investment banking firm to be engaged solely on behalf of the stockholders who are not Related Persons or their Affiliates or Associates, to be paid a reasonable fee for its services by the Corporation upon receipt of such opinion, to be an investment banking firm which has not previously been associated with any such Related Person and, if there are then any such directors, to be selected by a majority of the Directors who are not Outside Directors (as defined in Article Fifteen hereof)).

                                   ARTICLE XV

     As used in Articles XIV, XV and XVI of these Articles of Incorporation, the following terms shall have the meaning given to them in this Article XV.

     (A) The term "Affiliate" shall mean, with respect to a specific Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

     (B) The term "Associate" shall mean, when used to indicate a relationship with any Person, (1) any corporation, partnership, association or other organization (other than the Corporation or a majority-owned subsidiary of the Corporation) of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten percent (10%) or more of any class of equity securities or other beneficial or voting interest; (2) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; (3) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person; or (4) any investment company registered under the Investment Company Act of 1940 for which such Person or any Affiliate of such Person serves as investment adviser.

     (C) A Person shall be considered the "Beneficial Owner" of any shares or other beneficial or voting interest (whether or not owned of record):

          (1) With respect to which such Person, or any Affiliate or Associate of such Person, directly or indirectly, has or shares: (a) voting power, including the power to vote or to direct the voting of such shares or interests; and/or (b) investment power, including the power to dispose of or to direct the disposition of such shares or interests;

          (2) Which such Person, or any Affiliate or Associate of such Person, has: (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; and/or (b) the right to vote pursuant to any agreement, arrangement or understanding (whether such right is exercisable immediately or only after the passage of time); or

          (3) Which are Beneficially Owned within the meaning of sub-Paragraphs
     (1) or (2) of this definition by any other Person with which such first-mentioned Person or any of its Affiliates or Associates has any agreement, arrangement or understanding, written or oral, with respect to acquiring, holding, voting or disposing of any shares of stock of the Corporation or any subsidiary of the Corporation, or acquiring, holding or disposing of all or any Substantial Part of the assets or business of the Corporation or a subsidiary of the Corporation.

For the purpose only of determining whether a Person is the Beneficial Owner of a percentage of outstanding shares of the Corporation specified in these Articles of Incorporation, such shares shall be deemed to include any shares which may be issuable pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, options or otherwise, and which are deemed to be Beneficially Owned by such Person pursuant to the foregoing provisions of this definition.

     (D) The term "Business Combination" shall mean: (1) any merger or consolidation of the Corporation or a subsidiary of the Corporation with or into a Related Person; (2) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or any other security device, in a single transaction or series of related transactions, of all or any Substantial Part of the assets of the Corporation (including, without limitation, any voting securities of a subsidiary) or of a subsidiary of the Corporation to a Related Person; (3) any merger or consolidation of a Related Person with or into the Corporation or a subsidiary of the Corporation; (4) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or other security device, in a single transaction or series of related transactions, of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation; (5) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Related Person; (6) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Related Person; (7) any reclassification of Common Stock of the Corporation, or any recapitalization involving Common Stock of the Corporation, consummated within five (5) years after a Related Person becomes a Related Person; (8) any liquidation or dissolution of the Corporation proposed, directly or indirectly, by or on behalf of a Related Person; (9) any merger or consolidation of the Corporation proposed, directly or indirectly, by or on behalf of a Related Person, unless the surviving or consolidated Corporation, as the case may be, has provisions in its articles of incorporation substantially identical to Articles Fourteen, Fifteen and Sixteen of these Articles of Incorporation; or (10) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination. A Business Combination with a Person shall be deemed to be a Business Combination with a Related Person if such Person is a Related Person at any of the following times: (a) the date any definitive agreement relating to a Business Combination is entered into or amended; (b) the record date for the determination of stockholders entitled to notice of and to vote on a Business Combination; and (c) immediately prior to the consummation of a Business Combination.

     (E) The term "Fair Market Value" means: (1) in the case of the stock of the Corporation, the highest closing sale price during the thirty (30) day period immediately preceding the date in question of a share of such stock on the Pacific Exchange, or if such stock is not listed on the Pacific Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or if such stock is not listed on any such stock exchange, the highest closing bid quotation with respect to a share of such stock during the thirty (30) day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any successor system then in use; or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined in good faith by the Board of Directors without counting the vote of any Outside Director; and (2) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by the Board of Directors without counting the vote of any Outside Director.

     (F) The term "Outside Director" shall mean a director who is not (1) a Related Person or an officer, director, employee, Associate or Affiliate of a Related Person, or a relative of any of the foregoing; or (2) a Person having a direct or indirect material business relationship with the Company.

     (G) The term "Person" shall mean any person, partnership, corporation, group or other entity (other than the Corporation, any subsidiary of the Corporation, or a trustee holding stock for the benefit of any of the employees of the Corporation or its subsidiaries, pursuant to one or more employee benefit plans or arrangements, but only in such capacity). When two or more persons act as a partnership, limited partnership, syndicate, joint venture, association or other group for the purpose of acquiring, holding or disposing of shares of stock, such partnership, syndicate, joint venture, association or group shall be deemed a "Person."

     (H) The term "Related Person" shall mean any Person which, together with any Affiliate or Associate, is the Beneficial Owner of ten percent (10%) or more of the outstanding common stock of the Corporation, or any Person which, together with any Affiliate or Associate, was at any time within the five (5) years preceding the date for such determination the Beneficial Owner of ten percent (10%) or more of the then outstanding common stock of the Corporation.

     (I) The term "Substantial Part" shall mean more than ten percent (10%) of the total assets of the individual, corporation, partnership or other person or entity in question, as of the end of its most recent fiscal year prior to the time the determination is being made.

                                   ARTICLE XVI

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereinafter prescribed by statute, and all rights conferred by stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles Fourteen and Fifteen, and this Article Sixteen, may not be amended, altered, changed or repealed in any respect if there is then a Related Person, unless such amendment, alteration, change or repeal is approved: (i) by the affirmative vote of the holders of not less than seventy-five percent (75%) of the total voting power of all outstanding shares of the Corporation having the right to vote in respect thereof; and (ii) by the affirmative vote of the holders of not less than a majority of the voting power of all outstanding shares of stock so entitled to vote held by stockholders other than a Related Person and its Affiliates and Associates.

     The fact that any Business Combination complies with the provisions of
Article 14, Paragraph (D) shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the shareholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.

                         GOLDEN CYCLE GOLD CORPORATION

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 4, 2003

     The undersigned shareholder of GOLDEN CYCLE GOLD CORPORATION (the "Corporation") hereby appoints R. Herbert Hampton and Barbara E. Woodside, or either of them, acting singly in the absence of the others, attorneys and proxies, with full power of substitution and revocation, to vote all of the shares of Common Stock of the Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Sheraton Hotel, Colorado Springs, Colorado, on June 4, 2003 at 9:00 a.m. (local time) or any adjournment or postponement thereof.



                         (To be Signed on Reverse Side)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                         GOLDEN CYCLE GOLD CORPORATION

                                  JUNE 4, 2003


                           Please date, sign and mail
                             your proxy card in the
                     envelope provided as soon as possible.


              o Please detach and mail in the envelope provided o

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NO. 1, NO. 2 AND NO. 3,
 AND "FOR" ALL NOMINEES IN PROPOSAL NO. 4, AS THESE PROPOSALS ARE DESCRIBED IN
     THE PROXY STATEMENT DATED APRIL 28, 2003. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK
                               AS SHOWN HERE [X]
--------------------------------------------------------------------------------

                                                         FOR   AGAINST   ABSTAIN
Proposal 1:  Classified Board of Directors               [  ]    [  ]     [  ]

Note: If Proposal 1 is approved, the director elected to Class I will serve a one-year term, the two directors elected to Class II will serve a two-year term, and the two directors elected to Class III will serve a three-year term. If Proposal 1 is not approved, all directors elected will serve a one-year term.

                                                         FOR   AGAINST   ABSTAIN
Proposal 2:  Removal of Directors for cause              [  ]    [  ]     [  ]

Proposal 3:  Fair Price Provision                        [  ]    [  ]     [  ]

Proposal 4:  Election of Directors

[  ]   FOR ALL NOMINEES                 NOMINEES
                                        ( )  Robert Thul (Class I)
[  ]   WITHHOLD AUTHORITY               ( )  James C. Ruder (Class II)
       FOR ALL NOMINEES                 ( )  Thomas B. Winmill (Class II)
                                        ( )  Frank M. Orrell (Class III)
[  ]   FOR ALL EXCEPT                   ( )  R. Herbert Hampton (Class III)
       (See instructions below)

INSTRUCTION:
------------

To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (x)

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSALS NO. 1, NO. 2 AND NO. 3, AND "FOR" ALL NOMINEES IN PROPOSAL NO. 4.






To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this
method.    [ ]


Signature of Shareholder__________________________________  Date:_______________

Signature of Shareholder__________________________________  Date:_______________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                         GOLDEN CYCLE GOLD CORPORATION

                                  JUNE 4, 2003


                           PROXY VOTING INSTRUCTIONS

MAIL: - Date, sign and amail your proxy           COMPANY NUMBER ______________
card in the envelope provided as soon
as possible.                                      ACCOUNT NUMBER ______________
               -OR-
TELEPHONE: - Call toll-free 1-800-PROXIES         CONTROL NUMBER ______________
from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.



              o Please detach and mail in the envelope provided o

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NO. 1, NO. 2 AND NO. 3,
 AND "FOR" ALL NOMINEES IN PROPOSAL NO. 4, AS THESE PROPOSALS ARE DESCRIBED IN
     THE PROXY STATEMENT DATED APRIL 28, 2003. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK
                               AS SHOWN HERE [X]
--------------------------------------------------------------------------------

                                                         FOR   AGAINST   ABSTAIN
Proposal 1:  Classified Board of Directors               [  ]    [  ]     [  ]

Note: If Proposal 1 is approved, the director elected to Class I will serve a one-year term, the two directors elected to Class II will serve a two-year term, and the two directors elected to Class III will serve a three-year term. If Proposal 1 is not approved, all directors elected will serve a one-year term.

                                                         FOR   AGAINST   ABSTAIN
Proposal 2:  Removal of Directors for cause              [  ]    [  ]     [  ]

Proposal 3:  Fair Price Provision                        [  ]    [  ]     [  ]

Proposal 4:  Election of Directors

[  ]   FOR ALL NOMINEES                 NOMINEES
                                        ( )  Robert Thul (Class I)
[  ]   WITHHOLD AUTHORITY               ( )  James C. Ruder (Class II)
       FOR ALL NOMINEES                 ( )  Thomas B. Winmill (Class II)
                                        ( )  Frank M. Orrell (Class III)
[  ]   FOR ALL EXCEPT                   ( )  R. Herbert Hampton (Class III)
       (See instructions below)

INSTRUCTION:
------------

To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (x)

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSALS NO. 1, NO. 2 AND NO. 3, AND "FOR" ALL NOMINEES IN PROPOSAL NO. 4.






To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this
method.    [ ]


Signature of Shareholder__________________________________  Date:_______________

Signature of Shareholder__________________________________  Date:_______________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.